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                                                                   Exhibit 23.1





                          Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-_____) pertaining to the HORIZON Pharmacies, Inc. 1998 Stock Option Plan of our report dated March 16, 1998, with respect to the consolidated financial statements of HORIZON Pharmacies, Inc. included in its Annual
Report (Form 10-KSB) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.

                                       ERNST & YOUNG LLP

Oklahoma City, Oklahoma
August 28, 1998